UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of report (Date of earliest event reported): April 13, 2005
                                                  ----------------
                                                  (April 13, 2005)


                            GEORGIA GULF CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                      1-9753                  58-1563799
-------------------------------  -----------------------  --------------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification Number)

          115 Perimeter Center Place, Suite 460, Atlanta, GA           30346
          --------------------------------------------------         ----------
               (Address of Principal Executive Offices)              (Zip Code)

       Registrant's Telephone Number, including area code: (770) 395-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      The following information shall not be deemed "filed" for purposes of
   Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

              On April 5, 2005, Georgia Gulf Corporation experienced an unexpected interruption in production at its chlorine plant in Plaquemine, LA. As a result of this interruption, the company will begin its turnaround of the chlorine plant, previously scheduled for the end of April, immediately. The turnaround is planned to take two weeks, although making repairs caused by the interruption could result in the plant's being out of operation for approximately one month.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: April 13, 2005

                                   Georgia Gulf Corporation



                                   By:      /s/ JOEL I. BEERMAN
                                   --------------------------------------------
                                   Name:    Joel I. Beerman
                                   Title:   Vice President, General Counsel and
                                            Secretary